THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Emerging Markets Dynamic Equity Fund

Boston Partners Emerging Markets Fund

Boston Partners Long/Short Equity Fund

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Supplement dated June 30, 2023

to the Institutional Class Prospectus and Investor Class Prospectus

(together, the “Prospectus”)

and Statement of Additional Information (“SAI”)

each dated December 31, 2022

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This supplement serves as notification of the following changes:

1.	Change in Portfolio Manager for the Boston Partners Emerging Markets Dynamic Equity Fund and Boston Partners Emerging Markets Fund (together, the “Funds”)

Effective as of June 30, 2023, Paul Korngiebel, CFA, has resigned as a co-portfolio manager. Accordingly, all references to Mr. Korngiebel in the Prospectus and SAI are hereby removed.

Joseph F. Feeney Jr. and David Kim will be the co-portfolio managers of the Funds.

2.	Change in Portfolio Manager for the Boston Partners Long/Short Equity Fund (the “Fund”)

Effective as of June 30, 2023, Robert T. Jones has resigned as a co-portfolio manager. Accordingly, all references to Mr. Jones in the Prospectus and SAI are hereby removed.

Patrick Regan, CFA, will be the sole portfolio manager of the Fund.

If you have any questions, please call (toll-free) at 1-888-261-4073.

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Please retain this supplement for your reference.